                                                                 Exhibit 10.12.2

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule D
                                                                     Page 1 of 2


                                   SCHEDULE D
                           DATA AND INTERNET PRODUCTS
              ETHERNET PORT COMMITMENT AND SERVICES PAYMENT PROGRAM

1.0 Description- As part of the Commitment Amount, IFN's e/\deltacom division commits to purchase [***]([***]) Ethernet ports listed in Schedule A, Part [***] of Exhibit K ("[***] Commitment") during the Commitment Period; provided, however, if e/\deltacom fails to achieve the Ethernet port Commitment, Buyer shall have no further obligation or liability with respect to the Ethernet Port Commitment except as provided in Section 3.6 of this Schedule and as Buyer may otherwise be obligated under the General Terms and Conditions for failure to achieve the Commitment Amount.

2.0 Ethernet port Pricing- The pricing for the [***] Ethernet ports is specified in Schedule A, Part [***] of Exhibit K of the Agreement and subject to the discount schedule in Exhibit G-1. However, for the first [***]([***]) ports ordered, such [***] Ethernet ports will be discounted at [***] percent ([***]%) from List Price provided in Schedule A, Part [***] of Exhibit K.

3.0  Services Payment Program

     3.1 In consideration of the above Ethernet port Commitment, Nortel Networks shall offer e/\deltacom the option to purchase Services on a pay as you order ports program, ("Services Payment Program") up to [***] dollars ($[***]) in Services. e/\deltacom shall not be required to purchase any amount of Services, but to the extent it does purchase Services, amounts due and owing for such Services may be paid pursuant to the Services Payment Program.

     3.2 The Services and applicable prices provided under this Services Payment Program shall be set forth in one or more Statements of Work ("SOW") attached to Exhibit P and performed on a mutually agreed to schedule as provided in the SOW. Prior to becoming a part of and attached to this Agreement, each SOW shall be agreed upon and signed by e/\deltacom and Nortel Networks.

     3.3 If e/\deltacom elects to purchase Services under this Services Payment Program, e/\deltacom will accept such SOW and issue Orders for the Services under Exhibit P referencing this Services Payment Program, Schedule D.

     3.4 A portion of the amount due and owing by e/\deltacom with respect to the Services at the time one or more ports are Ordered, shall be invoiced concurrently along with the invoice for the Ethernet ports. Initially, for each Ethernet port ordered Nortel Networks shall invoice in the amount of [***] dollars ($[***]) to recover the cost for the Services purchased under the Services Payment Program until the Services are paid in full under this Services Payment Program. Issuance and payment of

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule D
                                                                     Page 2 of 2


     invoices for the [***]and Services Payment Program will be pursuant to
     Article 6, Terms of Payment, of the General Terms & Conditions.

     3.5 Product Credits may not be used for the payment under this Services Payment Program for the Ethernet ports or Services.

     3.6 If the Agreement terminates pursuant to its terms or expires, and e/\deltacom has ordered Services under the Services Payment Program, Nortel Networks shall immediately invoice e/\deltacom for any remaining unpaid Services and such invoice shall be paid pursuant to Article 6, Terms of Payment, of the General Terms & Conditions.

     3.7 In the event e/\deltacom notifies Nortel Networks in writing that e.deltacom does not desire to purchase any further Services under the Services Payment Program, then any Services ordered after such notice shall be invoiced and paid pursuant to Article 6 of the General Terms & Conditions. Should e/\deltacom purchase Services in excess of the Services Payment Program, then payment for such additional Services shall be made pursuant to Article 6, Terms of Payment, of the General Terms and Conditions.

4.0 Service Billing Audit - Nortel Networks and e/\deltacom shall conduct a quarterly review of the Services Ordered under the Services Payment Program to determine if a change in the Services Payment Program charge on an invoice as referenced in 3.4 above is needed. Such audits shall be conducted at a mutually agreed upon time.


NORTEL NETWORKS INC.                        INTERSTATE FIBERNET, INC.

By:      /s/ Colin S. Doherty               By:     /s/ David L. Hill
   ---------------------------------           --------------------------------

Name:    Colin S. Doherty                   Name:   David L. Hill
     -------------------------------             -------------------------------

Title:   RVP S.E. Region                    Title:  VP Engineering and Planning
      ------------------------------              ------------------------------

 Date:   3/30/01                            Date:   3/27/01
      ------------------------------              ------------------------------


ITC/\DELTACOM COMMUNICATIONS INC.

By:      /s/ David L. Hill
   ---------------------------------
Name:    David L. Hill
     -------------------------------

Title:   VP Engineering and Planning
      ------------------------------

Date:    3/27/01
     -------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***